UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2005

DATASTREAM SYSTEMS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-25590	57-0813674
(Commission File Number)	(IRS Employer Identification No.)

50 Datastream Plaza, Greenville, South Carolina	29605
(Address of Principal Executive Offices)	(Zip Code)

(864) 422-5001

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 13, 2005, Datastream Systems, Inc. (the “Company”) issued a press release announcing updated preliminary results for the quarter and year ended December 31, 2004 and preliminary results for the quarter ended March 31, 2005. A copy of that press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information included or incorporated in this report, including Exhibit 99.1, pursuant to this Item 2.02 of Form 8-K is being furnished to the Securities and Exchange Commission (the “Commission”) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

The press release issued by the Company on May 13, 2005 also announces that on May 6, 2005, the Company received notice that the Nasdaq Listing and Hearing Review Council has elected to review the Nasdaq Listing Qualifications Panel’s prior decision on March 24, 2005 to grant the Company an extension until March 31, 2005 for filing its Form 10-Q for the quarter ended September 30, 2004 and its amended Form 10-K for the year ended December 31, 2003 and Forms 10-Q for the quarters ended March 31, and June 30, 2004 to reflect the restatements of its consolidated financial statements for the years ended December 31, 2001, 2002 and 2003 and for the quarters ended March 31, and June 30, 2004. A copy of that press release is provided with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Press release, dated May 13, 2005, announcing updated preliminary results for the quarter and year ended December 31, 2004 and preliminary results for the quarter ended March 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Datastream Systems, Inc.

By:	/s/ C. Alex Estevez
C. Alex Estevez
President and Chief Financial Officer
(principal financial and accounting officer)

Dated: May 13, 2005

EXHIBIT INDEX

Exhibit 99.1	Press release, dated May 13, 2005, announcing updated preliminary results for the quarter and year ended December 31, 2004 and preliminary results for the quarter ended March 31, 2005.